                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT


The Board of Directors
STM Wireless, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        KPMG PEAT MARWICK LLP


Orange County, California
April 17, 1998